SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2003
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Washington                   000-15540              91-1223535
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(State of other jurisdiction           (Commission       (IRS Employer Identi-
of incorporation)                      File Number)       fication Number)

               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)

        Registrants telephone number, including area code: (425) 514-0700
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Item 5.     Other Events

                On January 17, 2003, the Board of Directors of Frontier Bank, wholly owned subsidiary of Frontier Financial Corporation, announced a reorganization of senior management of the bank effective May 19, 2003.

Item 7.     Exhibits

            99 Press Release


                                   SIGNATURES
                 -----------------------------------------------

          Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Dated:     January 17, 2003
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                                        FRONTIER FINANCIAL CORPORATION

                            By: /s/ Robert J. Dickson
                                ------------------------------------------------
                                    Robert J. Dickson
                           Its:     President & CEO

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